RBC FUNDS TRUST

RBC Small Cap Core Fund

Supplement dated May 26, 2010 to the RBC Equity Funds Prospectus (“Prospectus”) dated
November 24, 2009 as revised on March 15, 2010 and March 25, 2010 and the Statement of Additional Information (“SAI”) dated
November 24, 2009 as revised February 16, 2010 and March 15, 2010.

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective May 26, 2010, RBC Global Asset Management (U.S.) Inc. (the “Advisor”) has contractually agreed to waive fees or pay expenses to limit the Net Annual Fund Operating Expenses of the Small Cap Core Fund by an additional 0.25% from the current expense limitation.  This new expense limitation agreement is in place for the Small Cap Core Fund until January 31, 2012.

To reflect the new expense limitation, the Fees and Expenses table for the Small Cap Core Fund on page 20 of the Prospectus is deleted and replaced with the following:

RBC Small Cap Core Fund

	Class A		Class C		Class R	Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75	%1	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	1.00	%2	1.00	%3	None	None
Redemption Fee4	2.00%		2.00%		2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.34%		1.34%		1.34%	1.34%
Distribution and Service (12b-1) Fees5	0.25%		1.00%		0.50%	None
Other Expenses6	0.82%		0.82%		0.82%	0.82%
Total Annual Fund Operating Expenses	2.41%		3.16%		2.66%	2.16%
Fee Waiver/Expense Reimbursement7	(1.11)%		(1.11)%		(1.11)%	(1.11)%
Net Annual Fund Operating Expenses	1.30%		2.05%		1.55%	1.05%

1
Sales charges decline for purchases of $25,000 or more. See “Distribution Arrangements/Sales Charges — Front-End Sales Charges,” below. This sales charge will be waived for (i) accounts invested through wrap programs in which the RBC Funds participate and (ii) accounts that transferred to an RBC Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization.

2
A 1.00% contingent deferred sales charge (“CDSC”) is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more on which no initial sales charge was paid. See “Distribution Arrangements/Sales Charges — Contingent Deferred Sales Charges,” below.

3	A 1.00% CDSC is imposed on redemptions of Class C shares made within 12 months of purchase. See “Distribution Arrangements/Sales Charges — Contingent Deferred Sales Charges,” below.

4
A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed in certain situations. See “Shareholder Information/Market Timing and Excessive Trading — Redemption Fee,” below. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans. A $15 fee is imposed on wire redemptions.  The current fee for returned checks and stop payments is $25.

5
Distribution (12b-1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by FINRA. Under the 12b-1 plan, Class A is authorized to pay expenses directly or reimburse the Funds’ Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.

6	Other expenses include indirect fees and expenses of acquired funds less than 0.01%.

7
The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the “Total Annual Fund Operating Expenses” of all Equity Funds (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses or non-routine expenses such as litigation) to the levels listed above under Net Annual Fund Operating Expenses (or in the case of the RBC Microcap Value Fund to 1.32%, 2.07%, 1.57% and 1.07% of Net Annual Fund Operating Expenses for Class A, C, R and S, respectively). This expense limitation agreement is in place until January 31, 2012 for the Small Cap Core Fund and until January 31, 2011 for all other Equity Funds.  Each Fund will carry forward, for a period not to exceed 12 months from the date on which a fee waiver or expense payment is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. The Advisor may voluntarily waive and/or pay additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice. See further information under “Investment Advisor.”

RBC EQ & AC PRO/SAI - SUPP 5/26/2010

The Examples for the Small Cap Core Fund on pages 22 and 23 of the Prospectus are deleted and replaced with the following:

RBC Small Cap Core Fund

	Class A	Class C	Class R	Class S
One Year After Purchase	$700	$308	$158	$107
Three Years After Purchase	$1,183	$871	$721	$569
Five Years After Purchase	$1,692	$1,558	$1,311	$1,057
Ten Years After Purchase	$3,084	$3,390	$2,911	$2,405

You would pay the following expenses if you did not redeem your shares at end of period*:

RBC Small Cap Core Fund

Class C
One Year After Purchase                                                                        $   208
Three Years After Purchase                                                                   $   871
Five Years After Purchase                                                                      $1,558
Ten Years After Purchase                                                                       $3,390

*
Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1 million or more), Class R and Class S shares do not change, whether or not you sell your shares.

The first sentence in footnote 1 to the advisory fee table under the heading “Investment Advisor” on page 25 of the Prospectus is deleted and replaced with the following sentence:

RBC EQ & AC PRO/SAI - SUPP 5/26/2010

1 The Advisor has contractually agreed to waive or limit fees through January 31, 2012 for the Small Cap Fund and through January 31, 2011 for all other Equity Funds.

The sixth paragraph and the expense limitation information relating to the Small Cap Core Fund under the “INVESTMENT ADVISOR” heading on page 30 of the SAI is deleted and replaced with the following:

The Advisor has agreed to waive and/or limit fees for each of the following Funds pursuant to Expense Limitation Agreements in order to maintain each Fund’s net annual operating expense at the following levels.  These contractual expense limitations shall continue in effect until January 31, 2012 for the Small Cap Core Fund and until January 31, 2011 for all other Equity Funds.

RBC Small Cap Core Fund
Class A                       1.30%
Class C                       2.05%
Class R                       1.55%
Class S                       1.05%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RBC EQ & AC PRO/SAI - SUPP 5/26/2010